UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2005
Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-284-3000

Item 8.01.	Other Events

Meredith Corporation presented at the Bear Stearns 18th Annual Media Conference on March 1, 2005. Chief Operating Officer Stephen M. Lacy discussed company developments and then he and Chief Financial Officer Suku V. Radia  responded to questions. The text of the presentation is attached as an exhibit. A live webcast of the conference is accessible to the public on the Company's website, meredith.com. The webcast will remain there through March 8, 2005.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

	99	Text of presentation at Bear Stearns 18th Annual Media Conference on March 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	March 1, 2005

Index to Exhibits

Exhibit Number	Item

99	Text of presentation at Bear Stearns 18th Annual Media Conference on March 1, 2005.

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